Exhibit 99.1

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Howard Weil 33rd Annual Energy Conference

April 5, 2005

FORWARD-LOOKING STATEMENTS

Statements in this presentation which are not statements of historical fact are “forward-looking statements” within the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, Foundation Coal Corporation at the time this presentation was made. Although Foundation Coal Corporation believes that the assumptions underlying such statements are reasonable, it can give no assurance that they will be attained. Factors that could cause actual results to differ materially from expectations include the risks detailed under the section “Risk Factors” in the company’s Form 10-K filed with the Securities and Exchange Commission.

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COMPANY OVERVIEW

•                  5th largest coal producer in the United States

•                  Operations in the four major coal regions: PRB, NAPP, CAPP, Illinois Basin

•                  1.8 billion tons of proven and probable reserves

•                  Diverse coal qualities: compliance; low sulfur; high Btu, mid sulfur; and metallurgical coal

•                  Independent subsidiary since 1999

KEY INVESTMENT HIGHLIGHTS

•                  Strong, sustainable coal pricing environment

•                  Large, diversified producer with presence in key U.S. supply regions

•                  Highly productive operations

•                  Positioned for significant revenue growth

•                  Attractive internal and external growth prospects

•                  Strong earnings and cash flow profile

•                  Experienced management focused on shareholder value

•                  Industry leading margins driven by low cost structure

STRONG AND SUSTAINABLE PRICING ENVIRONMENT

Coal Pricing Environment

[CHART]

Declining Inventories at U.S. Utilities	☒	☒	☒
Strengthening Gas Prices	☒	☒	☒
Decline in Eastern U.S. Coal Production		☒	☒
New Coal-Fired Generation Capacity		☒	☒
Strong Economic Outlook			☒
International Demand Growth			☒

Sources: Platts, Bloomberg

SUSTAINABLE U.S. ENERGY DEMAND GROWTH

Electricity Demand

[CHART]

Coal Demand – Electric Sector

[CHART]

Cost Per Megawatt Hour

[CHART]

Sources:  Energy Information Administration’s Annual Energy Outlook 2005; Platts

CHANGING REGIONAL COAL SUPPLY DYNAMICS

Key Growth Drivers

•                  Declining production of low-sulfur CAPP coal

•                  Limited infrastructure for coal imports

•                  SO2 control technology additions

•                  Increasing demand for PRB and NAPP coal due to availability and competitiveness

•                  Highly productive mines in NAPP and PRB

Coal Production by Major Supply Region

[CHART]

Sources:  Platts COALdat, Platts Analytics

DIVERSIFIED OPERATIONS

FOUNDATION COAL

Production (1) (tons MM)	61.4
Shipments (1) (tons MM)	63.5
Revenues (1) ($ MM)	$995.6
Avg. Realization (1) ($/Ton)	$15.47
Reserves (tons MM)	1,759.7

[GRAPHIC]

Powder River Basin

Production (tons MM)	41.7
Shipments (tons MM)	41.7
Sales ($ MM)	$318.4
Avg. Realization ($/Ton)	$7.64
Reserves (tons MM)	720.4
Btu	Low
Sulfur Content	Compliance

Illinois Basin

Production (tons MM)	1.6
Shipments (tons MM)	1.6
Sales ($ MM)	$40.0
Avg. Realization ($/Ton)	$24.12
Reserves (tons MM)	27.4
Btu	Medium
Sulfur Content	Medium

Northern Appalachia

Production (tons MM)	11.0
Shipments (tons MM)	10.7
Sales ($ MM)	$285.1
Avg. Realization ($/Ton)	$26.74
Reserves (tons MM)	805.8
Btu	High
Sulfur Content	Medium

Central Appalachia

Production (tons MM)	7.1
Shipments (1) (tons MM)	7.9
Sales (1) ($ MM)	$267.7
Avg. Realization ($/Ton)	$33.95
Reserves (tons MM)	206.1
Btu	High
Sulfur Content	Compliance and Low

Note:                   Production, shipment, sales, average realization, and reserve figures as of 12/31/04

(1) Shipments, sales, and average realization include tons that were purchased and resold.

BALANCED PRESENCE IN KEY U.S. REGIONS

•                  One of only two fully diversified coal companies in the U.S.

•                  Only producer with a major presence in PRB and NAPP

•                  Well positioned in CAPP, the most supply constrained region

	PRB	NAPP	CAPP	Illinois
[LOGO]	☒	☒	☒	☒
[LOGO]	☒	☒	☒	☒
[LOGO]	☒		☒
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HIGHLY PRODUCTIVE OPERATIONS

Central Appalachia(1)	• The most productive continuous miner coal producer in the region
• Average of 5.7 tons per man hour (“TPMH”), well above the regional average of 3.4 TPMH

Northern Appalachia(2)	• Second most productive coal producer in the region
• Two state-of-the-art, high-capacity, low-cost, longwall operations

Powder River Basin	• One of the most productive truck/shovel mines in the SPRB region – Eagle Butte
• Lower productivity at older Belle Ayr mine offset by higher quality coal and better transportation infrastructure

Source:  Platts COALdat database for productivity figures, average over last 12 quarters of available data (Q4 2001 – Q3 2004)

(1)               Includes continuous miner operations of companies producing over 1MM tons/year

(2)               Includes Pittsburgh Seam longwall operations in PA, OH, and Northern WV

NEW CONTRACTS AT FAVORABLE PRICING

•                  New contract pricing well above historical sales prices

Average Sales Prices (1)

[CHART]

Open Tonnage in MM (2005-2008)	38.0	21.3	9.7	3.8
% of Total Production by Region	19%	40%	42%	58%

(1)               Excludes Illinois (Wabash Mine)

(2)               Platts Coal Outlook, February 21, 2005; CAPP-Met estimate based on analyst reports

INCREASING MARKET UPSIDE

•                  Significant amount of unpriced tonnage is high-margin Eastern coal (2005 – 6%, 2006 – 34%, 2007 – 49%)

•                  33.5 MM tons of unpriced coal through 2007

Priced and Unpriced Tons (1)

(% of Planned Production)

Eastern Steam

[CHART]

Metallurgical

[CHART]

Western

[CHART]

(1)               Excludes Illinois (Wabash Mine)

DISCIPLINED APPROACH TO GROWTH

•                  Foundation is well-positioned to capitalize on favorable market fundamentals and continued strong coal demand

Near-Term Opportunities	Mid-Term Opportunities	Acquisition Opportunities

• PRB expansion through LBAs	• NAPP reserve development of Pittsburgh seam	• Leverage existing FCL management

• Reserve expansion through contiguous reserve blocks	• NAPP reserve development of Freeport seam	• Leverage national footprint

• Production expansion through increasing capacity	• CAPP reserve development of Harts Creek property	• Meet return hurdles

• Additional continuous mining at Kingston

SIGNIFICANT RESERVE BASE IN NORTHERN APPALACHIA

[GRAPHIC]

REVENUE AND EBITDA HISTORY AND OUTLOOK

Revenues and Shipments (1)

[CHART]

Adjusted EBITDA and Margin

[CHART]

Note:                   (1) Tons shipped includes purchased coal

(2) Reflects $35.7MM revenue and $31.1MM EBITDA adjustment for Cumberland for 2004

EXPERIENCED MANAGEMENT TEAM

•                  Foundation Coal has been successfully operating as one cohesive business since 1999

		Years in Industry	Years at Foundation

James Roberts	President and Chief Executive Officer	31	5
Frank Wood	Senior VP, Chief Financial Officer	22	22
James Bryja	Senior VP, Eastern Operations	24	8
Tom Lien	Senior VP, Western Operations	24	24
John Tellmann	Senior VP, Sales & Marketing	30	5
Greg Walker	Senior VP, General Counsel & Secretary	20	15
Klaus-Dieter Beck	Senior VP, Planning & Engineering	28	6
James Olsen	Senior VP, Development & IT	20	20
Michael Peelish	Senior VP, Safety & Human Resources	18	15
Ellen Ewart	VP, Investor & Media Relations	18	2

LEVERAGING FCL’S STRENGTHS

Superior Margin Drivers

•                  Large, diversified producer

•                  Safe, Low-cost, highly productive operations

•                  Effective use of technology

•                  Experienced management team

2002-04 Adjusted EBITDA Margin (1)

(3-Year Average)

[CHART]

Source: Public company filings and Preliminary Offering Memorandum; EBITDA adjusted for unusual and one-time items

Note: (1) Foundation Coal Adjusted EBITDA margin adjusted to reflect Cumberland add-back to EBITDA and revenue

STRATEGY FOR SUCCESS:  EXECUTE BUSINESS PLAN

•                  Maintain safe, low-cost operations

•                  Seek synergistic, accretive acquisitions

•                  Achieve organic growth through intelligent management of existing reserve base

•                  Take advantage of strong market dynamics

•                  Maintain strong balance sheet fundamentals

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